Exhibit 8

JOINDER TO INVESTMENT AGREEMENT

PEP VIII SPV, L.P., PEP VIII-A SPV, L.P., PEP VIII (Scotland) SPV, L.P., PEP VIII-A AIV SPV, L.P. and PEP VIII Co-Invest SPV, L.P. (collectively, the “Providence Transferees”) are each executing and delivering this Joinder (this “Joinder”) pursuant to the Investment Agreement, dated as of April 16, 2020 (the “Investment Agreement”), by and among OUTFRONT Media Inc. (the “Company”), Providence Equity Partners VIII-A L.P., Providence Equity Partners VIII (Scotland) L.P., PEP VIII Intermediate 5 L.P., PEP VIII Intermediate 6 L.P., PEP VIII Advertising Co-Investment L.P. (collectively, the “Existing Providence Purchasers”) and the other purchasers named therein (each, a “Purchaser” and collectively, the “Purchasers”). Capitalized terms used and not defined herein shall have the meanings set forth in the Investment Agreement.

Each of the Providence Transferees is an Affiliate and a Permitted Transferee of an Existing Providence Purchaser. By executing and delivering this Joinder to the Company, each of the Providence Transferees hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Investment Agreement as a Providence Purchaser as of the date hereof in the same manner as if each of the Providence Transferees were an original signatory to the Investment Agreement.

[Signature Pages to Follow]

Accordingly, the undersigned have executed and delivered this Joinder as of September 18, 2020.

PEP VIII SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its member- manager

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

PEP VIII-A SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its member- manager

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

PEP VIII (SCOTLAND) SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its member- manager

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

[Signature Page to Joinder to Investment Agreement]

PEP VIII-A AIV SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its member-manager

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

PEP VIII CO-INVEST SPV, L.P.

By: PEP VIII GP LLC, its general partner

By: Providence Equity GP VIII L.P., its member-manager

By:	/s/ Sarah N. Conde
Name: Sarah N. Conde
Title: Authorized Signatory

[Signature Page to Joinder to Investment Agreement]